Related Party Transactions	12 Months Ended
Dec. 31, 2024
Related Party Transactions [Abstract]
Related Party Transactions	RELATED PARTY TRANSACTIONS
The Group enters into arrangements and incurs transactions with companies for which certain members of its management perform similar policymaking functions. These include, but are not limited to: Dassault Systèmes, Orange, Politecnico di Milano and Sopra Steria. Each of the aforementioned arrangements and transactions is negotiated without the personal involvement of the Supervisory Board members and are made in line with market practices and conditions. The transactions are reported from and up to the date members of the Group's management hold these similar functions. The below table summarizes the transactions incurred in 2024, 2023 and 2022.

	December 31,	December 31,	December 31,
	2024	2023	2022
Sales and services	—	5	13
Purchases and other contributions	29	27	25
Accounts receivable	—	—	5
Accounts payable	4	6	2

The Company did not hold any significant equity-method investments as of December 31, 2024, 2023 and 2022. Consequently, the Company did not report any material transaction with this type of investees in the corresponding years.
The Company made a cash contribution of $1 million for the year ended December 31, 2024 to the ST Foundation, a non-profit organization established to deliver and co-ordinate independent programs in line with its mission. A cash contribution of $1.0 million and $1.0 million was made for each of the years ended December 31, 2023 and 2022, respectively. Certain members of the Foundation’s Board are senior members of the Company’s management.